EXHIBIT 32.1

CERTIFICATION OF
CO-PRINCIPAL EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, of PetroLogistics LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Lumpkins, Co-Principal Executive Officer of the Partnership, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	March 8, 2013	/s/ David Lumpkins
David Lumpkins
Co-Principal Executive Officer